UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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ACE Limited

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Invitation to the Annual General Meeting of ACE Limited

Wednesday, May 19, 2010, 2:30 p.m. Central European Time (doors open at 1:30 p.m. Central European Time)

at the offices of ACE Limited, Bärengasse 32, 8001 Zurich, Switzerland

AGENDA ITEMS

ITEM 1

Election of Directors and Nominees

ITEM 1.1 Election of Robert M. Hernandez

PROPOSAL OF THE BOARD OF DIRECTORS

The Board of Directors proposes that Robert M. Hernandez be elected to the Board of Directors for a three-year term expiring at the 2013 annual general meeting.

ITEM 1.2 Election of Peter Menikoff

PROPOSAL OF THE BOARD OF DIRECTORS

The Board of Directors proposes that Peter Menikoff be elected to the Board of Directors for a three-year term expiring at the 2013 annual general meeting.

ITEM 1.3 Election of Robert Ripp

PROPOSAL OF THE BOARD OF DIRECTORS

The Board of Directors proposes that Robert Ripp be elected to the Board of Directors for a three-year term expiring at the 2013 annual general meeting.

ITEM 1.4 Election of Theodore E. Shasta

PROPOSAL OF THE BOARD OF DIRECTORS

The Board of Directors proposes that Theodore E. Shasta be elected to the Board of Directors for a three-year term expiring at the 2013 annual general meeting.

ITEM 2

Amendment of the Articles of Association relating to the treatment of abstentions and broker non-votes

PROPOSAL OF THE BOARD OF DIRECTORS

The Board of Directors proposes that Article 15(b) of the Articles of Association of the Company be amended as follows:

Artikel 15 BESCHLÜSSE		Article 15 RESOLUTIONS

a)	(unverändert)	a)	(unchanged)

b)	Die Generalversammlung fasst ihre Beschlüsse und vollzieht ihre Wahlen, soweit das Gesetz oder diese Statuten nichts anderes vorsehen, mit der einfachen Mehrheit der abgegebenen Stim-men (wobei Enthaltungen, sog. Broker Nonvotes, leere oder ungültige Stimmen für die Bestim-mung des Mehr nicht berücksichtigt werden).	b)	Unless otherwise required by law or the Articles of Association, the General Meeting shall pass its resolutions and carry out its elections with the simple majority of the votes cast (whereby abstentions, broker non-votes, blank or invalid ballots shall be disregarded for purposes of establishing the majority).

c)	(unverändert)	c)	(unchanged)

If Agenda Item No. 2 is approved, the voting tabulation standard of the amended Article 15(b) will apply to all other agenda items voted upon at the Annual General Meeting, except for Agenda Item No. 6 where mandatory Swiss law requires the affirmative vote of two-thirds of the votes present (in person or by proxy) at the Annual General Meeting.

In the event of deviations between the German and the English version of Article 15(b), the German authentic text prevails.

ITEM 3

Approval of the Annual Report and Financial Statements for the year ended December 31, 2009

ITEM 3.1 Approval of the Annual Report

PROPOSAL OF THE BOARD OF DIRECTORS

The Board of Directors proposes that the Company’s annual report to shareholders for the year ended December 31, 2009 be approved.

ITEM 3.2 Approval of the Statutory Financial Statements of ACE Limited

PROPOSAL OF THE BOARD OF DIRECTORS

The Board of Directors proposes that the statutory financial statements of ACE Limited for the year ended December 31, 2009 be approved.

ITEM 3.3 Approval of the Consolidated Financial Statements of ACE Limited

PROPOSAL OF THE BOARD OF DIRECTORS

The Board of Directors proposes that the Company’s consolidated financial statements for the year ended December 31, 2009 be approved.

ITEM 4

Allocation of Disposable Profit

PROPOSAL OF THE BOARD OF DIRECTORS

The Board of Directors proposes that the Company’s disposable profit as shown below be carried forward without distribution of a dividend (other than through a reduction in par value as described in Agenda Item No. 9). At December 31, 2009, 337,841,616 of the Company’s Common Shares were eligible for dividends. The following table shows the appropriation of available earnings in Swiss francs and U.S. dollars as proposed by the Board of Directors for the fiscal year ended December 31, 2009.

	in millions of Swiss francs	in millions of U.S . dollars
Net income	693	639
Balance, beginning of period	970	919
Attribution to reserve for treasury shares	—	—
Par value reduction on treasury shares	2	2
Dividend	—	—
Balance carried forward	1’665	1,560

The Board of Directors proposes to the Annual General Meeting to appropriate the net income to the free reserve in accordance with the table above.

ITEM 5

Discharge of the Board of Directors

PROPOSAL OF THE BOARD OF DIRECTORS

The Board of Directors proposes that the members of the Board of Directors be discharged for the financial year ended December 31, 2009.

ITEM 6

Amendment of the Articles of Association relating to Authorized Share Capital for General Purposes

PROPOSAL OF THE BOARD OF DIRECTORS

The Board of Directors proposes that a new Article 6 of the Articles of Association of the Company, which would read as follows, be approved:

Artikel 6 GENEHMIGTES KAPITAL ZU ALLGEMEINEN ZWECKEN		Article 6 AUTHORIZED SHARE CAPITAL FOR GENERAL PURPOSES

a)	Der Verwaltungsrat ist ermächtigt das Aktienkapi-tal jederzeit bis 19. Mai 2012 im Maximalbetrag von CHF 4’417’000’000 durch Ausgabe von höch-stens 140’000’000 vollständig zu liberierenden Namenaktien mit einem Nennwert von CHF 31.55 je Aktie zu erhöhen.	a)	The Board of Directors is authorized to increase the share capital from time to time until 19 May 2012 by an amount not exceeding CHF 4,417,000,000 through the issue of up to 140,000,000 fully paid up registered shares with a nominal value of CHF 31.55 each.

b)	Erhöhungen auf dem Weg der Festübernahme sowie Erhöhungen in Teilbeträgen sind gestat-tet. Der Ausgabebetrag, die Art der Einlage, der Zeitpunkt der Dividendenberechtigung sowie die Zuweisung nicht ausgeübter Bezugsrechte werden durch den Verwaltungsrat bestimmt.	b)	Increases through firm underwriting or in partial amounts are permitted. The issue price, the date of dividend entitlement, the type of consideration (including the contribution or underwriting in kind) as well as the allocation of non exercised pre emptive rights shall be determined by the Board of Directors.

c)	Der Verwaltungsrat ist ermächtigt, Bezugsrechte der Aktionäre auszuschliessen und diese Dritten zuzuweisen, wenn die neu auszugebenden Aktien zu folgenden Zwecken verwendet werden: (1) Fusionen, Übernahmen von Unternehmen oder Beteiligungen, Finanzierungen und Refinan-zierungen solcher Fusionen und Übernahmen sowie anderweitige Investitionsvorhaben (unter Einschluss von Privatplatzierungen), (2) Stärkung der regulatorischen Kapitalbasis der Gesells-chaft oder ihrer Tochtergesellschaften (unter Einschluss von Privatplatzierungen), (3) zur Er-weiterung des Aktionariats oder (4) zum Zwecke der Mitarbeiterbeteiligung.	c)	The Board of Directors is authorized to exclude the pre-emptive rights of the shareholders and to allocate them to third parties in the event of the use of shares for the purpose of (1) mergers, acquisitions of enterprises or participations, financing and/or refinancing of such mergers and acquisitions and of other investment projects (including by way of private placements), (2) to improve the regulatory capital position of the company or its subsidiaries (including by way of private placements), (3) broadening the shareholder constituency or (4) for the purpose of the participation of employees.

d)	Die Zeichnung sowie der Erwerb von Namenak-tien aus genehmigtem Kapital zu allgemeinen Zwecken sowie sämtliche weiteren Übertragungen von Namenaktien unterliegen den Übertragungs-beschränkungen gemäss Art. 8 der Statuten.	d)	The subscription and acquisition of registered shares out of authorized share capital for general purposes and any further transfers of registered shares shall be subject to the restrictions specified in Article 8 of the Articles of Association.

In the event of deviations between the German and the English version of Article 6, the German authentic text prevails.

ITEM 7

Election of Auditors

ITEM 7.1 Election of PricewaterhouseCoopers AG (Zurich) as Statutory Auditor until the next annual ordinary general meeting

PROPOSAL OF THE BOARD OF DIRECTORS

The Board of Directors proposes that PricewaterhouseCoopers AG (Zurich) be elected as the Company’s statutory auditor until the next annual ordinary general meeting.

ITEM 7.2 Ratification of appointment of Independent Registered Public Accounting Firm Pricewaterhouse-Coopers LLP (United States) for purposes of United States securities law reporting for the year ending December 31, 2010

PROPOSAL OF THE BOARD OF DIRECTORS

The Board of Directors proposes that the appointment of PricewaterhouseCoopers LLP (United States) as the Company’s independent registered public accounting firm for purposes of United States securities law reporting for the year ending December 31, 2010 be ratified.

ITEM 7.3 Election of BDO AG (Zurich) as Special Auditing Firm until the next annual ordinary general meeting

PROPOSAL OF THE BOARD OF DIRECTORS

The Board of Directors proposes that BDO AG (Zurich) be elected as the Company’s special auditing firm until the next annual ordinary general meeting.

ITEM 8

Approval of ACE Limited 2004 Long-Term Incentive Plan as amended through the Fifth amendment

PROPOSAL OF THE BOARD OF DIRECTORS

The Board of Directors proposes to approve the ACE Limited 2004 Long-Term Incentive Plan as amended through the Fifth amendment, which has been adopted by the Board of Directors on February 24, 2010, subject to shareholders approval.

ITEM 9

Approval of Distribution to Shareholders in the form of Par Value Reduction

PROPOSAL OF THE BOARD OF DIRECTORS

Based on a report in accordance with Article 732 para. 2 of the Swiss Code of Obligations provided by PricewaterhouseCoopers AG as state supervised auditing enterprise who will be present at the meeting, the Board of Directors proposes that the following dividend in the form of a distribution by way of par value reduction be approved. The blank numbers in the following resolution will be completed based upon the Company’s actual share capital upon the date of the Annual General Meeting and applicable exchange rate calculations described below.

1.	The share capital of the Company in the aggregate amount of CHF [•(number of shares as registered in the Commercial Register on the date of the annual general meeting) x (par value per share on the date of the annual general meeting)] shall be reduced by the amount of CHF [•(number of shares as registered in the Commercial Register on the date of the annual general meeting) x Aggregate Reduction Amount as determined in paragraph 3.(i)] to CHF [•completed at the date of the annual general meeting].

2.	Based on the report of the auditor dated May [•date of auditor report], 2010, it is recorded that the receivables of the creditors of the Company are fully covered even after the capital reduction.

3.	The capital reduction shall be executed as follows:

(i)	The capital reduction shall occur by reducing the par value per share from currently CHF [• par value at the date of the annual general meeting] by CHF [• (USD 1.32 x USD/CHF currency exchange ratio as published in The Wall Street Journal on the fourth New York business day prior to the date of the 2010 Annual General Meeting; rounded down to the next centime amount which can be divided by four)] (“Aggregate Reduction Amount”) to CHF [•] in four steps, i.e. for the first partial par value reduction from CHF [•] by CHF [•Aggregate Reduction Amount divided by four] to CHF [•completed at the date of the annual general meeting] by the end of July 2010 (“first Partial Par Value Reduction”), for the second partial par value reduction from CHF [•completed at the date of the annual general meeting] by CHF [•Aggregate Reduction Amount divided by four] to CHF [•completed at the date of the annual general meeting] by the end of October 2010 (“second Partial Par Value Reduction”), for the third partial par value reduction from CHF [•completed at the date of the annual general meeting] by CHF [•Aggregate Reduction Amount divided by four] to CHF [•completed at the date of the annual general meeting] by the end of the fourth calendar quarter 2010 (“third Partial Par Value Reduction”) and for the fourth partial par value reduction from CHF [•completed at the date of the annual general meeting] by CHF [•Aggregate Reduction Amount divided by four] to CHF [•completed at the date of the annual general meeting] by the end of April 2011 (“fourth Partial Par Value Reduction”).

(ii)	The Aggregate Reduction Amount shall be repaid to shareholders in installments of CHF [•Aggregate Reduction Amount divided by four] in August 2010, CHF [•Aggregate Reduction Amount divided by four], in October 2010, CHF [•Aggregate Reduction Amount divided by four] in January 2011 and CHF [•Aggregate Reduction Amount divided by four] in April 2011 per share.

(iii)	At each Partial Par Value Reduction an updated report in accordance with article 732 para. 2 CO by the state supervised auditing enterprise shall be prepared (“Updated Report”).

(iv)	The Board of Directors is only authorized to repay a Partial Par Value Reduction amount in the event the Updated Report confirms that claims of creditors are fully covered in spite of the Partial Par Value Reduction.

4.	The quarterly partial par value reduction amount of CHF [•completed at the date of the annual general meeting] per share (“Quarterly Distribution Amount”) pursuant to paragraph 3.(i) and (ii) equals USD 0.33 (“Quarterly Dollar Amount”) based on a USD/CHF exchange ratio of CHF [•completed at the date of the annual general meeting] (rounded down to the next whole centime) per (one) USD (being the USD/CHF currency exchange ratio as published in The Wall Street Journal on the fourth New York business day prior to the date of the 2010 Annual General Meeting). The Quarterly Distribution Amount and the aggregate distribution amount pursuant to paragraph 1 (“Aggregate Distribution Amount”) are subject to the following adjustments as a result of USD/CHF currency fluctuations:

(i)	The Quarterly Distribution Amount is to be adjusted as a result of currency fluctuations such that each quarterly per share partial par value reduction amount shall equal an amount calculated as follows (rounded down to the next whole centime):

Quarterly Distribution Amount = Quarterly Dollar Amount x USD/CHF currency exchange ratio as published in The Wall Street Journal on July 22, 2010, for the first Partial Par Value Reduction, on September 28, 2010, for the second Partial Par Value Reduction, on December 13, 2010, for the third Partial Par Value Reduction, and on March 28, 2011, for the fourth Partial Par Value Reduction.

If as a result of one or several quarterly adjustments the Aggregate Distribution Amount would otherwise be increased by more than CHF [•(number of shares registered in the Commercial Register at the date of the annual general meeting) multiplied by the maximum increase amount per share as determined at the end of this paragraph] (corresponding to 50% of the Aggregate Distribution Amount set forth in paragraph 1, rounded to the nearest centime), the adjustment is limited such that the aggregate increase to the aggregate distribution amount rounded to the nearest centime equals CHF [•completed at the date of the annual general meeting] (being CHF [• (50% of the Aggregate Distribution Amount) divided by the number of shares registered in the Commercial Register at the date of the annual general meeting, rounded up or down to the next centime] per share).

(ii)	The aggregate par value reduction amount pursuant to paragraph 1 (Aggregate Distribution Amount) shall be adjusted as follows:

Sum of the four (Quarterly Distribution Amounts (adjusted pursuant to Section 4.(i)) x number of shares registered in the Commercial Register of the Canton of Zurich as issued and outstanding on the date of the registration of the respective Partial Par Value Reduction).

5.	The aggregate par value reduction amount pursuant to paragraph 1 (as adjusted pursuant paragraph 4.(ii)) shall be increased by par value reductions on shares that are issued from authorised share capital and conditional share capital after the general meeting but on the date of the registration of the respective Partial Par Value Reductions in the Commercial Register of the Canton of Zurich not yet registered in the Commercial Register of the Canton of Zurich.

6.	The general meeting acknowledges that the report of the auditor dated May [•completed at the date of the annual general meeting] 2010 has been prepared on the basis of the maximum possible increase provided under paragraph 4 and 5, i.e. increase of the aggregate distribution amount by CHF [•completed at the date of the annual general meeting] and that all shares have been issued out of the conditional share capital and the authorized share capital.

7.	The Board of Directors is instructed to determine the procedure for the payment of the Quarterly Distribution Amounts.

8.	Effective with the registrations of the respective quarterly capital reductions in the Commercial Register, the following amendments are resolved to Article 3 lit. a), of the Articles of Association:

“Artikel 3 AKTIENKAPITAL		“Article 3 SHARE CAPITAL

a)	Das Aktienkapital der Gesellschaft beträgt CHF [•]*/[•]**/[ •]***/[•]**** und ist eingeteilt in 340’158’641 auf den Namen lautende Aktien im Nennwert von CHF [•]*/[•]**/[ •]***/[•]**** je Aktie. Das Aktienkapital ist vollständig liberiert.”	a)	The share capital of the Company amounts to CHF [•]*/[•]**/[ •]***/[•]**** and is divided into 340,158,641 registered shares with a nominal value of CHF [•]*/[•]**/[ •]***/[•]**** per share. The share capital is fully paid-in.”
* nach Vollzug der ersten Teilnennwertherabsetzung gemäss Ziffer 3 bis Ende Juli 2010 mit konkreter Zahl aufgrund Anpassung gemäss Ziffer 4 und mit Statuten-datum Mai 2010

* Upon completion of the first Partial Par Value Reduction until the end of July 2010 with specific numbers based on adjustments pursuant to paragraph 4 and the articles of association being dated May 2010

** nach Vollzug der zweiten Teilnennwertherabsetzung gemäss Ziffer 3 bis Ende Oktober 2010 mit konkreter Zahl aufgrund Anpassung gemäss Ziffer 4 und mit Statutendatum Mai 2010

** Upon completion of the second Partial Par Value Reduction until the end of October 2010 with specific numbers based on adjustments pursuant to paragraph 4 and with the articles of association being dated May 2010

*** nach Vollzug der dritten Teilnennwertherabsetzung gemäss Ziffer 3 bis Ende Dezember 2010 mit konk-reter Zahl aufgrund Anpassung gemäss Ziffer 4 und mit Statutendatum Mai 2010

*** Upon completion of the third Partial Par Value Reduction until the end of the fourth calendar quarter 2010 with specific numbers based on adjustments pursuant to paragraph 4 and with the articles of association being dated May 2010

**** nach Vollzug der vierten Teilnennwertherabsetzung gemäss Ziffer 3 bis Ende April 2011 mit konkreter Zahl aufgrund Anpassung gemäss Ziffer 4 und mit Statuten-datum Mai 2010

**** Upon completion of the fourth Partial Par Value Reduction until the end of April 2011 with specific numbers based on adjustments pursuant to paragraph 4 and with the articles of association being dated May 2010

9. Effective with the registrations of the respective quarterly capital reductions in the Commercial Register the following amendments to Articles 4 lit. a), 5 lit. a) and 6 lit. a) of the Articles of Association are resolved as a consequence of the par value reduction:

“Artikel 4 BEDINGTES AKTIENKAPITAL FÜR AN-LEIHENSOBLIGATIONEN UND ÄHNLICHE INSTRU-MENTE DER FREMDFINANZIERUNG		“Article 4 CONDITIONAL SHARE CAPITAL FOR BONDS AND SIMILAR DEBT INSTRUMENTS

a)	Das Aktienkapital der Gesellschaft wird im Maxi-malbetrag von CHF [•]*/[•]**/[ •]***/[•]**** durch Ausgabe von höchstens 33’000’000 vollständig zu liberierenden Namenaktien mit einem Nenn-wert von CHF [•]*/[•]**/[ •]***/[•]**** je Aktie erhöht, bei und im Umfang der Ausübung von Wandel- und/oder Optionsrechten, welche im Zusammenhang mit von der Gesellschaft oder ihren Tochtergesellschaften emittierten oder noch zu emittierenden Anleihensobligationen, Notes oder ähnlichen Obligationen oder Schuld-verpflichtungen eingeräumt wurden/werden, einschliesslich Wandelanleihen.”	a)	The share capital of the Company shall be increased by an amount not exceeding CHF [•]*/ [•]**/[•]***/[ •]**** through the issue of a maximum of 33,000,000 registered shares, payable in full, each with a nominal value of CHF [•]*/ [•]**/[•]***/[ •]**** through the exercise of conversion and/or option or warrant rights granted in connection with bonds, notes or similar instruments, issued or to be issued by the Company or by subsidiaries of the Company, including convertible debt instruments.”

	* nach Vollzug der ersten Teilnennwertherabsetzung gemäss Ziffer 3 bis Ende Juli 2010 mit konkreter Zahl aufgrund Anpassung gemäss Ziffer 4 und mit Statuten-datum Mai 2010		* Upon completion of the first Partial Par Value Reduction until the end of July 2010 with specific numbers based on adjustments pursuant to paragraph 4 and the articles of association being dated May 2010

	** nach Vollzug der zweiten Teilnennwertherabsetzung gemäss Ziffer 3 bis Ende Oktober 2010 mit konkreter Zahl aufgrund Anpassung gemäss Ziffer 4 und mit Statutendatum Mai 2010		** Upon completion of the second Partial Par Value Reduction until the end of October 2010 with specific numbers based on adjustments pursuant to paragraph 4 and with the articles of association being dated May 2010

	*** nach Vollzug der dritten Teilnennwertherabsetzung gemäss Ziffer 3 bis Ende Dezember 2010 mit konk-reter Zahl aufgrund Anpassung gemäss Ziffer 4 und mit Statutendatum Mai 2010		*** Upon completion of the third Partial Par Value Reduction until the end of the fourth calendar quarter 2010 with specific numbers based on adjustments pursuant to paragraph 4 and with the articles of association being dated May 2010

	**** nach Vollzug der vierten Teilnennwertherabsetzung gemäss Ziffer 3 bis Ende April 2011 mit konkreter Zahl aufgrund Anpassung gemäss Ziffer 4 und mit Statuten-datum Mai 2010		**** Upon completion of the fourth Partial Par Value Reduction until the end of April 2011 with specific numbers based on adjustments pursuant to paragraph 4 and with the articles of association being dated May 2010

“Artikel 5 BEDINGTES AKTIENKAPITAL FÜR MITARBEITERBETEILIGUNGEN		“Article 5 CONDITIONAL SHARE CAPITAL FOR EMPLOYEE BENEFIT PLANS

a)	Das Aktienkapital der Gesellschaft wird im Maxi-malbetrag von CHF [•]*/[•]**/[ •]***/[•]**** durch Ausgabe von höchstens 28’084’700 vollständig zu liberierenden Namenaktien mit einem Nen-nwert von CHF [•]*/[•]**/[ •]***/[•]**** je Aktie erhöht bei und im Umfang der Ausübung von Optionen, welche Mitarbeitern der Gesellschaft oder ihrer Tochtergesellschaften sowie Beratern, Direktoren oder anderen Personen, welche Dienstleistungen für die Gesellschaft oder ihre Tochtergesellschaften erbringen, eingeräumt wurden/werden.”	a)	The share capital of the Company shall be increased by an amount not exceeding CHF [•]*/[•]**/ [•]***/[•]**** through the issue from time to time of a maximum of 28,084,700 registered shares, payable in full, each with a nominal value of CHF [•]*/[•]**/[ •]***/[•]****, in connection with the exercise of option rights granted to any employee of the Company or a subsidiary, and any consultant, director, or other person providing services to the Company or a subsidiary.”

	* nach Vollzug der ersten Teilnennwertherabsetzung gemäss Ziffer 3 bis Ende Juli 2010 mit konkreter Zahl aufgrund Anpassung gemäss Ziffer 4 und mit Statuten-datum Mai 2010		* Upon completion of the first Partial Par Value Reduction until the end of July 2010 with specific numbers based on adjustments pursuant to paragraph 4 and the articles of association being dated May 2010

	** nach Vollzug der zweiten Teilnennwertherabsetzung gemäss Ziffer 3 bis Ende Oktober 2010 mit konkreter Zahl aufgrund Anpassung gemäss Ziffer 4 und mit Statutendatum Mai 2010		** Upon completion of the second Partial Par Value Reduction until the end of October 2010 with specific numbers based on adjustments pursuant to paragraph 4 and with the articles of association being dated May 2010

	*** nach Vollzug der dritten Teilnennwertherabsetzung gemäss Ziffer 3 bis Ende Dezember 2010 mit konk-reter Zahl aufgrund Anpassung gemäss Ziffer 4 und mit Statutendatum Mai 2010		*** Upon completion of the third Partial Par Value Reduction until the end of the fourth calendar quarter 2010 with specific numbers based on adjustments pursuant to paragraph 4 and with the articles of association being dated May 2010

	**** nach Vollzug der vierten Teilnennwertherabsetzung gemäss Ziffer 3 bis Ende April 2011 mit konkreter Zahl aufgrund Anpassung gemäss Ziffer 4 und mit Statuten-datum Mai 2010		**** Upon completion of the fourth Partial Par Value Reduction until the end of April 2011 with specific numbers based on adjustments pursuant to paragraph 4 and with the articles of association being dated May 2010

“Artikel 6 GENEHMIGTES KAPITAL ZU ALLGE-MEINEN ZWECKEN		“Article 6 AUTHORIZED SHARE CAPITAL FOR GENERAL PURPOSES

a)	Der Verwaltungsrat ist ermächtigt das Ak-tienkapital jederzeit bis zum 19. Mai 2012 im Maximalbetrag von CHF [•]*/[•]**/[ •]***/[•]**** durch Ausgabe von höchstens [140’000’000] vollständig zu liberierenden Namenaktien mit einem Nennwert von CHF [•]*/[•]**/[ •]***/[•]**** je Aktie zu erhöhen.”	a)	The Board of Directors is authorized to increase the share capital from time to time and at any time until 19 May 2012 by an amount not exceeding CHF [•]*/[•]**/[ •]***/[•]****through the issue of up to [140,000,000] fully paid up registered shares with a nominal value of CHF [•]*/[•]**/ [•]***/[•]****each.”

	* nach Vollzug der ersten Teilnennwertherabsetzung gemäss Ziffer 3 bis Ende Juli 2010 mit konkreter Zahl aufgrund Anpassung gemäss Ziffer 4 und mit Statuten-datum Mai 2010		* Upon completion of the first Partial Par Value Reduction until the end of July 2010 with specific numbers based on adjustments pursuant to paragraph 4 and the articles of association being dated May 2010

	** nach Vollzug der zweiten Teilnennwertherabsetzung gemäss Ziffer 3 bis Ende Oktober 2010 mit konkreter Zahl aufgrund Anpassung gemäss Ziffer 4 und mit Statutendatum Mai 2010		** Upon completion of the second Partial Par Value Reduction until the end of October 2010 with specific numbers based on adjustments pursuant to paragraph 4 and with the articles of association being dated May 2010

	*** nach Vollzug der dritten Teilnennwertherabsetzung gemäss Ziffer 3 bis Ende Dezember 2010 mit konk-reter Zahl aufgrund Anpassung gemäss Ziffer 4 und mit Statutendatum Mai 2010		*** Upon completion of the third Partial Par Value Reduction until the end of the fourth calendar quarter 2010 with specific numbers based on adjustments pursuant to paragraph 4 and with the articles of association being dated May 2010

	**** nach Vollzug der vierten Teilnennwertherabsetzung gemäss Ziffer 3 bis Ende April 2011 mit konkreter Zahl aufgrund Anpassung gemäss Ziffer 4 und mit Statuten-datum Mai 2010		**** Upon completion of the fourth Partial Par Value Reduction until the end of April 2011 with specific numbers based on adjustments pursuant to paragraph 4 and with the articles of association being dated May 2010

In the event of deviation between the German and the English versions of Articles 3 to 6, the German authentic text prevails.

ORGANIZATIONAL MATTERS

Admission to the Annual General Meeting

Shareholders who are registered in the share register on March 31, 2010 will receive the proxy statement and proxy cards from the share registrar. Beneficial owners of shares will receive an instruction form from their broker, bank, nominee or custodian acting as shareholder of record to indicate how they wish their shares to be voted. Beneficial owners who wish to vote in person at the Annual General Meeting are requested to obtain a power of attorney from their broker, bank, nominee or other custodian that authorizes them to vote the shares held by them on their behalf. In addition, these shareholders must bring to the Annual General Meeting an account statement or letter from the broker, bank or other nominee indicating that they are the owner of the shares. Shareholders of record registered in the share register are entitled to vote and may participate in the Annual General Meeting. Each share carries one vote. The exercise of the voting right is subject to the voting restrictions set out in the Articles of Association.

Shareholders who purchase the shares and upon application become registered as shareholders of record with respect to such shares in the share register after March 31, 2010, but on or before May 3, 2010, and wish to vote those shares at the Annual General Meeting, will need to obtain a proxy for identification purposes from the registered voting rights record holder of those shares as of the record date of the Annual General Meeting to vote their shares in person at the Annual General Meeting. Alternatively they may also obtain the proxy materials by contacting Investor Relations by telephone at (001-441) 299-9283 or via e-mail at investorrelations@acegroup.com. Shareholders registered in the share register (as opposed to beneficial holders of shares held in “street name”) who have sold their shares prior to May 3, 2010 are not entitled to vote those shares.

Granting of Proxy

Shareholders of record who do not wish to attend the Annual General Meeting have the right to grant the voting proxy directly to the Company officers named in the proxy card. In addition, shareholders can appoint Dr. Claude Lambert, Homburger AG, Weinbergstrasse 56/58, PO Box 194, CH-8042 Zurich, Switzerland, as independent proxy, in the sense of Article 689c of the Swiss Code of Obligations with full rights of substitution with the corresponding proxy card or grant a written proxy to any person, who does not need to be a shareholder.

The proxies granted to the independent proxy must be received by the independent proxy no later than May 12, 2010, 12:00 noon Central European Time. The proxy granted to the Company officers named in the proxy card must be received by 6:00 p.m. Central European Time on May 18, 2010.

Registered shareholders who have appointed a Company officer or the independent proxy as a proxy may not vote in person at the meeting or send a proxy of their choice to the meeting, unless they revoke or change their proxies. Revocations must be received by the independent proxy no later than May 12, 2010, 12:00 noon Central European Time.

With regard to the items listed on the agenda and without any explicit instructions to the contrary, the Company officer acting as proxy and the independent proxy will vote according to the proposals of the Board of Directors. If new agenda items (other than those on the agenda) or new proposals or motions regarding agenda items set out in the invitation to the Annual General Meeting are being put forth before the meeting, the Company officer acting as proxy will vote in accordance with the position of the Board of Directors, as will the independent proxy in the absence of other specific instructions.

Beneficial owners who have not obtained a power of attorney from their broker or custodian are not entitled to vote in person at, or participate in the Annual General Meeting.

Proxy holders of deposited shares

Proxy holders of deposited shares in accordance with Article 689d of the Swiss Code of Obligations are kindly asked to inform the Company of the number of the shares they represent as soon as possible, but no later than May 19, 2010, 2:00 p.m. Central European Time at the admission office.

Admission office

The admission office opens on the day of the Annual General Meeting at 1:30 p.m. Central European Time. Shareholders of record attending the meeting are kindly asked to present their proxy card as proof of admission at the entrance.

Annual Report of ACE Limited

The ACE Limited 2009 Annual Report containing the Company’s audited consolidated financial statements with accompanying notes and its audited Swiss statutory financial statements prepared in accordance with Swiss law as well as additionally required Swiss disclosures is available on the Company’s web site in the Investor Information section at http://phx.corporate-ir.net/phoenix.zhtml?c=100907&p=proxy. Copies of this document may be obtained without charge by contacting ACE Limited Investor Relations by phone ((001-441) 299-9283). Copies may also be obtained, without charge, by contacting ACE Limited Investor Relations in writing or physically inspected at the offices of ACE Limited, Bärengasse 32, CH-8001 Zurich, Switzerland.

Zurich, April 15, 2010

On behalf of the Board of Directors

Evan G. Greenberg

Chairman